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                                                                    Exhibit 99.2

                                  CERTIFICATION
                                  -------------


     In connection with the Quarterly Report of Home Director, Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2003 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, ROBERT N. WISE, the President and Chief Operating Officer of the Company, certify that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2003



                                    /s/  Robert N. Wise
                                   -------------------------
                                   Robert N. Wise,
                                   President and Chief Operating Officer



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